SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 8 - Other Events
Item 8.01. Other Events

     At our May 17, 2005 Annual Meeting of Stockholders, stockholders approved our 2005 Inventive Stock Option Plan, 2005 Non-Qualified Stock Option Plan For Non-Employee Directors, and issuance of 30,000 shares of our common stock to our non-employee directors (subject to a vesting schedule and transfer restrictions), all as described in our April 22, 2005 Proxy Statement. The two stock option plans became effective upon approval by our stockholders. We plan to issue the 30,000 shares to our non-employee directors as soon as practicable.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2005                            RIVIERA HOLDINGS CORPORATION


                                                By: /s/ Duane Krohn
                                                Treasurer and CFO

                              EXHIBIT INDEX

Exhibit
Number                         Description